UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009 [September 3, 2009]

CLEAN POWER TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51716	98-0413062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 7(W) E-Plan Industrial Estate New Road, New Haven, East Sussex, UK	BN90EX
(Address of principal executive offices)	(Zip Code)

+ 44 1273-516013
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01             Entry into a Material Definitive Agreement

On           September 3, 2009, Clean Power Technologies Inc. (“Clean Power” or the “Company”) entered into a Memorandum of Understanding (the “MOU”) with NewEnco and Renewable Power Systems (“RPS”).   The MOU sets out the terms and conditions whereby the Company, NewEnco and RPS have agreed to work together through the MOU which is referred to as a Collaboration Agreement with the ultimate goal of making landfill site operations more energy efficient by installing a system developed and manufactured by the Company that utilizes the heat recovery system on a landfill gas engine and recovers the exhaust heat which will be used to make electricity and feed this into the national grid.   The terms of the MOU call for the Company to place a heat recovery system on a landfill gas engine on the RPS and NewEnco site at Abingdon, U.K. which will be used to recover the exhaust heat which the Company will use to make electricity and feed into the national grid.  The Company expects to begin field tests in early 2010. Each of the parties to the MOU shall be responsible for their own costs in connection with the project.

Item 8.01             Other Events

The Company today disseminated a news release disclosing the MOU described in Item 1.01 above, a copy of which is appended as an exhibit to this filing.

Item 9.01             Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Memorandum of Understanding between NewEnco, Renewable Power Systems and Clean Power Technologies Inc., executed by Clean Power Technologies Inc., September 3, 2009	Filed herewith
99.1	News Release	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.
September 9, 2009	By: /s/ Abdul Mitha
Abdul Mitha Chief Executive Officer